UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  March 27, 2019

Talon Real Estate Holding Corp.
Exact name of registrant as specified in its charter)

Utah
(State or other jurisdiction of incorporation)

000-53917	26-1771717
(Commission File Number)	(IRS Employer Identification No.)

5500 Wayzata Boulevard, Suite 1070, Minneapolis, MN 55416
(Address of principal executive offices) (Zip Code)

(612) 604-4600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2019, Marc Agar tendered a letter of resignation to Talon Real Estate Holding Corp. via certified mail and electronic mail.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talon Real Estate Holding Corp.

Date: April 3, 2019	By:	/s/ M.G. Kaminski
M.G. Kaminski